412 P1 03/16

SUPPLEMENT DATED MARCH 15, 2016

TO THE PROSPECTUS DATED MARCH 1, 2016 OF

TEMPLETON HARD CURRENCY FUND

(Franklin Templeton Global Trust)

I.   The Board of Trustees of Franklin Templeton Global Trust recently approved a proposal to reposition the Templeton Hard Currency Fund (the “Fund”), the sole series of Franklin Templeton Global Trust, subject to shareholder approval of certain matters. Among other things, the repositioning of the Fund as a global currency fund would involve changing the name of the Fund to “Templeton Global Currency Fund,” changing the investment goal of the Fund and modifying the Fund’s principal investment strategies.

It is anticipated that in May 2016 shareholders of the Fund will receive a proxy statement requesting their votes on certain proposals related to the repositioning and other matters. If such proposals are approved by the Fund’s shareholders, the repositioning is currently expected to be completed on or about August 19, 2016.

The Fund reserves the right to change the above at any time.

II.  The following paragraph is added as the last paragraph under the “Fund Detail – Principal Risks – Derivative Instruments” section:

The SEC has proposed a new rule related to the use of derivatives by mutual funds, which, if adopted by the SEC as proposed, may limit the Fund’s ability to engage in transactions that involve potential future payment obligations (including derivatives such as currency forwards, futures, and swaps), may limit the ability of the Fund to invest in accordance with certain of its stated investment strategies, and may result in increased costs.

Please keep this supplement with your prospectus for future reference.